UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 29, 2025 (May 22, 2025)

XCF GLOBAL CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-281116-01	92-2169650
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 CityWest Blvd, Suite 150-138
Houston, TX 77042
(Address of principal executive offices, including zip code)

(346) 630-4724
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                               Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

On May 22, 2025, the Company engaged Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, effective immediately. Grant Thornton’s engagement also includes the audit of the financial statements of the Company for the fiscal year ended December 31, 2024 and the audit of the financial statements of New Rise Renewables, LLC (“New Rise”), which was acquired by the Company on February 19, 2025, for the fiscal year ended December 31, 2024. During the fiscal years ended December 31, 2024 and December 31, 2023, and the subsequent interim period through May 22, 2025, neither the Company nor New Rise, nor anyone on the Company’s or New Rise’s behalf, consulted Grant Thornton regarding any of the matters referred to in Item 304(a)(2)(i) or (ii) of Regulation S-K.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XCF GLOBAL CAPITAL, INC.

		By:	/s/ Mihir Dange
Name: Mihir Dange
Title: Chief Executive Officer

Date:	May 29, 2025

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